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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                 October 4, 2002



                                RADIAN GROUP INC.
                                -----------------
             (Exact name of registrant as specified in its charter)



       DELAWARE                        1-11356                    23-2691170
-----------------------         ---------------------          ---------------
(State of Organization)         (Commission File No.)          (IRS Employer
                                                               Identification
                                                               Number)


                               1601 Market Street
                        Philadelphia, Pennsylvania 19103
                        --------------------------------
                    (Address of principal executive offices)


                                 (215) 564-6600
                        ---------------------------------
              (Registrant's telephone number, including area code)



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(C)  EXHIBITS

99.1     Press release dated October 4, 2002.


ITEM 9.  REGULATION FD DISCLOSURE


         The registrant hereby discloses the following information pursuant to Regulation FD.

         On October 4, 2002, Standard & Poor's Ratings Services lowered the financial strength, financial enhancement, and counterparty credit ratings of Radian Reinsurance Inc., the registrant's financial guaranty reinsurance subsidiary to double-`A' from triple-`A'. Radian Reinsurance's outlook was also changed to stable from negative. The registrant believes that it and its other operating subsidiaries are not affected by this downgrade. Further, the registrant announced that it intends to continue to operate Radian Reinsurance Inc. at the double-`A' rating and continue the registrant's diversification plan by combining and optimizing risk capacity and capital across its financial guaranty businesses, including increasing the capacity of its financial guaranty direct insurance business, Radian Asset Assurance Inc.



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 SIGNATURES

                  Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                RADIAN GROUP INC.



                                                 By: /s/Howard S. Yaruss
                                                     --------------------------





Date:  October 4, 2002